Exhibit 99.2
Blucora, Inc.
Supplemental Information
March 31, 2020

____________________________
(1)Quantitative information on the number of consumer e-files, professional tax preparer e-files, professional units sold, and professional e-files per unit sold has been excluded from the Supplemental Information this quarter due to the extension of tax season.

Blucora Consolidated Financial Results (1)

(in thousands except %s and per share amounts, rounding differences may exist)	2018	2019					2020
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Segment revenue:
Wealth Management (1)	$373,174	$89,532	$127,831	$145,428	$145,188	$507,979	$144,989
Tax Preparation (2)	187,282	136,236	65,909	3,588	4,233	209,966	118,331
Total	$560,456	$225,768	$193,740	$149,016	$149,421	$717,945	$263,320
Segment income (loss): (3)
Wealth Management (1)	$53,053	$11,540	$16,979	$20,631	$19,142	$68,292	$22,598
Tax Preparation (2)	87,249	79,272	41,368	(12,075)	(12,316)	96,249	37,753
Total	$140,302	$90,812	$58,347	$8,556	$6,826	$164,541	$60,351
Segment income (loss) % of revenue:
Wealth Management (1)	14%	13%	13%	14%	13%	13%	16%
Tax Preparation (2)	47%	58%	63%	(337)%	(291)%	46%	32%
Total	25%	40%	30%	6%	5%	23%	23%
Unallocated corporate operating expenses (3)	$20,495	$7,105	$6,221	$6,476	$7,559	$27,361	$7,016
Adjusted EBITDA (4)	$119,807	$83,707	$52,126	$2,080	$(733)	$137,180	$53,335
Other unallocated operating expenses: (3)
Stock-based compensation	$13,253	$2,443	$4,082	$4,639	$5,136	$16,300	$(1,201)
Acquisition and integration costs	—	1,797	9,183	6,759	8,024	25,763	5,682
Depreciation	5,003	1,310	1,662	1,811	2,068	6,851	2,420
Amortization of acquired intangible assets	33,586	8,044	9,169	10,082	10,062	37,357	7,748
Executive transition costs	—	—	—	—	—	—	9,184
Headquarters relocation costs	—	—	—	—	—	—	716
Impairment of goodwill and intangible asset	—	—	—	50,900	—	50,900	270,625
Restructuring	288	—	—	—	—	—	—
Operating income (loss)	$67,677	$70,113	$28,030	$(72,111)	$(26,023)	$9	$(241,839)
Unallocated other income/loss: (3)
Interest expense	$15,610	$3,776	$4,770	$5,469	$5,002	$19,017	$5,316
Amortization of debt issuance costs	833	172	375	301	194	1,042	313
Accretion of debt discounts	163	38	85	66	39	228	68
Total interest expense	$16,606	$3,986	$5,230	$5,836	$5,235	$20,287	$5,697
Interest income	(349)	(140)	(149)	(52)	(108)	(449)	(14)
Loss on debt extinguishment and modification expense	1,534	—	—	—	—	—	—
Gain on sale of a business	—	—	—	(3,256)	—	(3,256)	—
Other (income) loss, net	(1,994)	112	37	78	106	333	452
Total	$15,797	$3,958	$5,118	$2,606	$5,233	$16,915	$6,135
Income (loss) before income taxes	$51,880	$66,155	$22,912	$(74,717)	$(31,256)	$(16,906)	$(247,974)
Income tax (benefit) expense:
Cash	$2,714	$834	$3,193	$3,262	$(3,725)	$3,564	$483
Non-cash (5)	(2,403)	3,151	(11,317)	(15,593)	(44,859)	(68,618)	67,037
Total	$311	$3,985	$(8,124)	$(12,331)	$(48,584)	$(65,054)	$67,520
GAAP income (loss)	$51,569	$62,170	$31,036	$(62,386)	$17,328	$48,148	$(315,494)
GAAP impact of noncontrolling interests (6)	(935)	—	—	—	—	—	—
GAAP net income (loss) attributable to Blucora, Inc.	$50,634	$62,170	$31,036	$(62,386)	$17,328	$48,148	$(315,494)
GAAP income (loss) per share - diluted	$0.90	$1.25	$0.62	$(1.28)	$0.36	$0.98	$(6.60)
Non-GAAP net income (loss) (4)	$94,036	$77,194	$41,382	$(9,565)	$(4,813)	$104,198	$43,561
Non-GAAP net income (loss) per share - diluted (4) (7)	$1.90	$1.56	$0.83	$(0.20)	$(0.10)	$2.11	$0.90
Basic weighted average shares outstanding	47,394	48,161	48,555	48,652	47,689	48,264	47,827
Diluted weighted average shares outstanding	49,381	49,542	49,822	48,652	48,344	49,282	47,827

Notes to Consolidated Financial Results

(1)The operations of 1st Global are included in the Company's operating results as part of the Wealth Management segment beginning May 6, 2019 when 1st Global was acquired.
(2)As a highly seasonal business, almost all of the Tax Preparation revenue is generated in the first four months of the calendar year. In March 2020 and as a result of the coronavirus pandemic, the Internal Revenue Service extended the filing deadline for federal tax returns from April 15, 2020 to July 15, 2020. We expect this filing extension will result in the shifting of a significant portion of Tax Preparation segment revenue that is usually earned in the first and second quarters of 2020 to the third quarter of 2020.
(3)We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, acquisition and integration costs, depreciation, amortization of acquired intangible assets, executive transition costs, headquarters relocation costs, impairment of goodwill and intangible asset, restructuring, other income/loss, or income taxes to the reportable segments. General and administrative costs are included in "Unallocated corporate operating expenses."
(4)Non-GAAP measure. See Reconciliation of Non-GAAP Financial Measures on page 4 for additional information.
(5)Amounts represent the non-cash portion of income taxes. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024.
(6)GAAP income (loss) excludes the impact of noncontrolling interests associated with the HD Vest management rollover equity ownership of 4.48%. The impact of noncontrolling interests is recorded separately and after GAAP income (loss) through December 31, 2018, which was the final measurement date of those ownership interests.
(7)For periods in which non-GAAP net income is generated, non-GAAP net income per share is calculated using diluted weighted average shares outstanding. For periods in which non-GAAP net loss is generated, non-GAAP net loss per share is calculated using basic weighted average shares outstanding.

Blucora Reconciliation of Non-GAAP Financial Measures (1) (2)

	2018	2019					2020
(in thousands except per share amounts, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Adjusted EBITDA
Net income (loss) attributable to Blucora, Inc. (1) (2)	$50,634	$62,170	$31,036	$(62,386)	$17,328	$48,148	$(315,494)
Stock-based compensation	13,253	2,443	4,082	4,639	5,136	16,300	(1,201)
Depreciation and amortization of acquired intangible assets	38,589	9,354	10,831	11,893	12,130	44,208	10,168
Other loss, net	15,797	3,958	5,118	2,606	5,233	16,915	6,135
Acquisition and integration costs	—	1,797	9,183	6,759	8,024	25,763	5,682
Executive transition costs	—	—	—	—	—	—	9,184
Headquarters relocation costs	—	—	—	—	—	—	716
Restructuring	288	—	—	—	—	—	—
Net income attributable to noncontrolling interests	935	—	—	—	—	—	—
Income tax (benefit) expense	311	3,985	(8,124)	(12,331)	(48,584)	(65,054)	67,520
Impairment of goodwill and intangible asset	—	—	—	50,900	—	50,900	270,625
Adjusted EBITDA	$119,807	$83,707	$52,126	$2,080	$(733)	$137,180	$53,335
Non-GAAP Net Income (Loss)
Net income (loss) attributable to Blucora, Inc. (1) (2)	$50,634	$62,170	$31,036	$(62,386)	$17,328	$48,148	$(315,494)
Stock-based compensation	13,253	2,443	4,082	4,639	5,136	16,300	(1,201)
Amortization of acquired intangible assets	33,586	8,044	9,169	10,082	10,062	37,357	7,748
Impairment of goodwill and intangible asset	—	—	—	50,900	—	50,900	270,625
Gain on the sale of a business	—	—	—	(3,256)	—	(3,256)	—
Acquisition and integration costs	—	1,797	9,183	6,759	8,024	25,763	5,682
Executive transition costs	—	—	—	—	—	—	9,184
Headquarters relocation costs	—	—	—	—	—	—	716
Restructuring	288	—	—	—	—	—	—
Net income attributable to noncontrolling interests	935	—	—	—	—	—	—
Cash tax impact of adjustments to GAAP net income	(2,257)	(411)	(771)	(710)	(504)	(2,396)	(736)
Non-cash income tax (benefit) expense	(2,403)	3,151	(11,317)	(15,593)	(44,859)	(68,618)	67,037
Non-GAAP net income (loss)	$94,036	$77,194	$41,382	$(9,565)	$(4,813)	$104,198	$43,561

Non-GAAP net income (loss) per share (3)	$1.90	$1.56	$0.83	$(0.20)	$(0.10)	$2.11	$0.90
Weighted average shares outstanding (3)	49,381	49,542	49,822	48,652	47,689	49,282	48,253

Notes to Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures on next page

Notes to Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures

(1)We define Adjusted EBITDA as net income (loss) attributable to Blucora, Inc., determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation and amortization of acquired intangible assets, restructuring, other loss, net, net income attributable to noncontrolling interests, acquisition and integration costs, income tax (benefit) expense, the impairment of goodwill and an intangible asset, executive transition costs, and headquarters relocation costs. Restructuring costs relate to the relocation of our corporate headquarters that were completed in 2018. Acquisition and integration costs relate to the acquisition of 1st Global and pending acquisition of HKFS. The impairment of an intangible asset relates to the impairment of the HD Vest trade name intangible asset. The impairment of goodwill relates to the impairment of our Wealth Management reporting unit goodwill that was recognized in the first quarter of 2020. Executive transition costs relate to the departure of certain executive officers in the first quarter of 2020. Headquarters relocation costs relate to the ongoing process to move from our Dallas and Irving offices to our new headquarters office in Coppell, TX.

We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

We define non-GAAP net income (loss) as net income (loss) attributable to Blucora, Inc., determined in accordance with GAAP, excluding the effects of stock-based compensation, amortization of acquired intangible assets, the impairment of goodwill and an intangible asset, gain on the sale of a business, acquisition and integration costs, executive transition costs, headquarters relocation costs, restructuring costs, net income attributable to noncontrolling interests, the related cash tax impact of those adjustments, and non-cash income taxes. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024.

We believe that non-GAAP net income (loss) and non-GAAP net income (loss) per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or have not been, or are not expected to be, settled in cash. Additionally, we believe that non-GAAP net income (loss) and non-GAAP net income (loss) per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business. Non-GAAP net income (loss) and non-GAAP net income (loss) per share should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss) and GAAP net income (loss) per share. Other companies may calculate these non-GAAP measures differently, and, therefore, our non-GAAP net income (loss) and non-GAAP net income (loss) per share may not be comparable to similarly titled measures of other companies.

(2)As presented in the Blucora Consolidated Financial Results (unaudited) on page 2.

(3)For periods in which non-GAAP net income is generated, non-GAAP net income per share is calculated using diluted weighted average shares outstanding. For periods in which non-GAAP net loss is generated, non-GAAP net loss per share is calculated using basic weighted average shares outstanding.

Blucora Net Leverage Ratio

	2018		2019								2020
(in thousands except ratio, rounding differences may exist)	4Q		1Q		2Q		3Q		4Q		1Q
DEBT:
Senior secured credit facility	$265,000		$265,000		$390,000		$390,000		$399,687		$444,375
CASH:
Cash and cash equivalents	$84,524		$149,762		$109,606		$97,466		$80,820		$168,198
NET DEBT (1) (2)	$180,476		$115,238		$280,394		$292,534		$318,867		$276,177

Last twelve months:
SEGMENT INCOME:
Wealth Management	$53,053		$51,518		$55,543		$63,283		$68,292		$79,350
Tax Preparation	87,249		107,715		104,962		99,823		96,249		54,730
	$140,302		$159,233		$160,505		$163,106		$164,541		$134,080
Unallocated corporate operating expenses	(20,495)		(22,059)		(24,042)		(25,946)		(27,361)		(27,272)
ADJUSTED EBITDA (1)	$119,807		$137,174		$136,463		$137,160		$137,180		$106,808

LEVERAGE RATIO (1) (3)	1.5	x	0.8	x	2.1	x	2.1	x	2.3	x	2.6	x
(1)Non-GAAP measure using Adjusted EBITDA for the last twelve months.
(2)We define net debt as cash and cash equivalents less the outstanding principal of debt. Management believes that the presentation of this non-GAAP financial measure provides useful information to investors because it is an important liquidity measurement that reflects our ability to service debt.
(3)Net debt leverage ratio is net debt divided by Adjusted EBITDA. Adjusted EBITDA is reconciled to the nearest GAAP measure on page 4.

Blucora Reconciliation of Operating Free Cash Flow (1)

	2018	2019					2020
(in thousands, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Net cash provided by (used in) operating activities	$105,548	$70,236	$26,576	$(565)	$(3,443)	$92,804	$46,864
Purchases of property and equipment	(7,633)	(1,243)	(1,695)	(3,949)	(3,614)	(10,501)	(7,715)
Operating free cash flow	$97,915	$68,993	$24,881	$(4,514)	$(7,057)	$82,303	$39,149
(1)We define operating free cash flow from continuing operations, which is a Non-GAAP measure, as net cash provided by (used in) operating activities from continuing operations less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the continuing businesses, after the purchases of property and equipment, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

Blucora Operating Metrics - Wealth Management

	2018	2019					2020
(in thousands except %s, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Segment revenue	$373,174	$89,532	$127,831	$145,428	$145,188	$507,979	$144,989
Segment net revenue (1)	$120,817	$28,672	$41,248	$44,728	$45,328	$159,976	$44,185
Segment income (2)	$53,053	$11,540	$16,979	$20,631	$19,142	$68,292	$22,598
Segment income % of revenue	14%	13%	13%	14%	13%	13%	16%
Segment income % of net revenue	44%	40%	41%	46%	42%	43%	51%

(in thousands except %s, rounding differences may exist)			2018	2019					2020
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Advisor-driven	Advisory	- Advisory asset levels	$164,353	$39,757	$61,410	$75,579	$75,621	$252,367	$78,757
	Commission	- Transactions - Asset levels - Product mix	164,201	37,160	48,068	52,623	53,199	191,050	50,580
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	31,456	9,693	13,219	13,618	11,652	48,182	10,579
	Transaction and fee	- Account activity - Number of clients - Number of advisors - Number of accounts	13,164	2,922	5,134	3,608	4,716	16,380	5,073
	Total revenue		$373,174	$89,532	$127,831	$145,428	$145,188	$507,979	$144,989
	Total recurring revenue (3)		$303,117	$73,241	$106,557	$121,304	$121,026	$422,128	$119,255
	Recurring revenue rate (3)		81.2%	81.8%	83.4%	83.4%	83.4%	83.1%	82.3%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	2018	2019					2020
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Total Client Assets	$42,249,055	$46,164,603	$67,602,006	$67,682,510	$70,644,385	$70,644,385	$61,014,454
Brokerage Assets	$29,693,650	$32,176,414	$41,335,972	$41,358,346	$43,015,221	$43,015,221	$37,395,490
Advisory Assets	$12,555,405	$13,988,189	$26,266,034	$26,324,164	$27,629,164	$27,629,164	$23,618,964
% of total Total Client Assets	29.7%	30.3%	38.9%	38.9%	39.1%	39.1%	38.7%
Number of advisors (in ones)	3,593	3,553	4,225	4,119	3,984	3,984	3,945
Advisor-driven revenue per advisor (4)	$91.4	$21.6	$25.9	$31.1	$32.3	$111.3	$32.8
(1)Amount represents segment revenue less advisor commission payout.
(2)Excludes expenses associated with non-recurring projects.
(3)Recurring revenue consists of trailing commissions, advisory fees, fees from cash sweep programs, and certain transaction and fee revenue.
(4)Full year adviser-driven revenue per adviser is based upon a full year of adviser-driven revenue.